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                                October 31, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Dear Sir:

         We have read and agree with the comments in Item 4 of Form 8-K of American Phoenix Group, Inc. dated October 30, 1996.

                                          Very truly yours,

                                          /s/ Israeloff, Trattner & Co.